SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2006 (January 10, 2006)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue
Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The response set forth below under Item 8.01 is incorporated by reference herein.

ITEM 8.01             OTHER EVENTS.

On January 10, 2006, Waddell & Reed Financial, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of $200,000,000 aggregate principal amount of the Company’s 5.60% Notes due 2011 (the “Notes”).

The Company and the Underwriters intend to consummate the sale and purchase of the Notes pursuant to the Underwriting Agreement on January 13, 2006.  The Notes will be issued under an Indenture, dated as of January 18, 2001, as supplemented by the First Supplemental Indenture, dated as of January 18, 2001, and as further supplemented by the Second Supplemental Indenture, dated as of January 13, 2006, in each case by and between the Company and J.P. Morgan Trust Company, National Association (as successor to Chase Manhattan Trust Company, National Association), as trustee.

The material terms of the Notes are described in (i) the Company’s prospectus supplement dated January 11, 2006, which relates to the offer and sale of the Notes (the “Prospectus Supplement”) and supplements the Company’s prospectus dated January 12, 2001 (the “Prospectus”), and (ii) in the Prospectus.  The Prospectus Supplement and Prospectus were filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 11, 2006 pursuant to Rule 424(b)(5) of the Commission promulgated under the Securities Act of 1933, as amended, in connection with the offer and sale of the Notes.

In connection with the offering of the Notes, the Company is filing certain exhibits as part of this Form 8-K that are incorporated by reference in their entirety into the Company’s Registration Statement on Form S-3 (File No. 333-43862).

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

1.1          Underwriting Agreement, dated January 10, 2006, by and between the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of $200,000,000 aggregate principal amount of the Company’s 5.60% Notes due 2011.

4.1          Form of Second Supplemental Indenture between the Company and J.P. Morgan Trust Company, National Association, as trustee.

4.2          Form of Global Note for the Company’s 5.60% Notes due 2011 (included as Exhibit A of Exhibit 4.1 to this report).

5.1          Opinion of Vinson & Elkins L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: January 13, 2006	By:	/s/ Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 10, 2006, by and between the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of $200,000,000 aggregate principal amount of the Company’s 5.60% Notes due 2011.

4.1	Form of Second Supplemental Indenture by and between the Company and J.P. Morgan Trust Company, National Association, as trustee.

4.2	Form of Global Note for the Company’s 5.60% Notes due 2011 (included as Exhibit A of Exhibit 4.1 to this report).

5.1	Opinion of Vinson & Elkins L.L.P.